                             TERMS AND CONDITIONS OF SALE
                BETWEEN IMAGE GUIDED TECHNOLOGIES, INC. AND CARL ZEISS


         Carl Zeiss, D-73446, Oberkochen, Germany ("CZO"), and Image Guided Technologies, Inc., 5710 B Flatiron Parkway, Boulder, CO 80301, USA ("IGT"), agree to the following terms and conditions:

1.  TERM.

The term of this agreement shall be from February 20, 1997 through February 19, 1999. This Agreement may be terminated at any time by either party by giving at least 180 days prior written notice of termination to the other.

2.  PRICES; DISCOUNT; TAXES; PAYMENT.

The prices CZO shall pay to IGT for systems and other products provided by IGT are IGT's list prices (current list prices are listed on Schedule D) at the time CZO places an order, less any applicable discount as set forth on the attached Schedule C. Such discount structure is based upon IGT's receipt of a blanket purchase order from CZO for IGT systems to be shipped over the twelve months following the date of this agreement The discounts from list price for IGT products other than systems shall reflect the discount indicated on Schedule C for the number of systems ordered year to date. Services, such as maintenance agreements, provided by IGT are not discounted.

If CZO requests delay in delivery or cancellation of any units (other than by reason of the commencement of a patent infringement action as discussed below) and IGT agrees to such request, the price of delivered units is subject to recalculation in accordance with Schedule C. It is understood that CZO shall have no obligation to accept delivery of any undelivered units, or to refund any "unearned" discount, in the event of the commencement of any action claiming infringement of any third-party patent as a result of the marketing or sale of IGT's products, and/or their use, by CZO or any of its customers, whether such action alleges infringement by reason of the sale or use of IGT's manufactured products alone or in conjunction with other equipment manufactured by CZO. It is further understood that, in the event of delivery arrears by IGT on any purchase order accepted by IGT in excess of thirty (30) days, CZO shall have the option to immediately cancel this Agreement. CZO and IGT may mutually amend the terms of this paragraph 2. in writing at any time.

CZO shall pay all sales, use, value added and similar taxes or duties assessed by any governmental entity upon IGT products shipped by IGT or with respect to payments made hereunder.

Shipment shall be F.O.B. IGT's plant in Boulder, Colorado and title and risk of loss or damage shall pass to CZO at such F.O.B. point.

CZO agrees to provide IGT with monthly non-binding 90 day rolling forecasts of items expected to be purchased during that 90 day period.

3. SOFTWARE LICENSE. The software included with an IGT localizer system is licensed to CZO on the terms and conditions set forth on Schedule A, to which CZO hereby agrees.

4. WARRANTY. IGT's warranty is set forth on Schedule B. THIS WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THOSE OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

5.  PATENT AND COPYRIGHT INDEMNIFICATION.

(a) IGT shall defend any suit or proceeding brought against CZO to the extent it is based on a claim that the IGT manufactured product directly infringes a patent or copyright issued by the United States; provided IGT is notified promptly in writing and given authority, information and assistance (at IGT's expense) for the defense of the suit or proceeding. IGT shall pay all damages and costs awarded against CZO in such suit or proceeding or settlement, if IGT has been given full control of the defense and the negotiations for settlement, if any, of the suit or proceeding (any settlement shall require the consent of CZO which shall not be unreasonably withheld). If any IGT manufactured product is held in such suit or proceeding directly to infringe a patent or copyright of the United States, or is, in IGT's opinion, likely to be held directly to infringe such a patent or copyright, IGT may, at its option and expense, in the following order (a) procure for CZO the right to continue using said product, (b) replace the product with non-infringing product, (c) modify the product so that it becomes a non-infringing product, or (d) require return of the product and refund the purchase price for the product (less a deduction for depreciation equal to one and two-thirds percent (1.67%) of the purchase price for each full month since the date of shipment of the product). IGT shall have no liability to CZO if the infringement or claim thereof is based upon (a) the use of the product in combination with other products, devices or software which are not furnished to CZO by IGT, (b) modification of the product by other than IGT or (c) use of the product as part of any infringing process, apparatus or product. THIS SECTION STATES THE ENTIRE LIABILITY OF IGT FOR PATENT OR COPYRIGHT INFRINGEMENT.

(b) CZO shall indemnify IGT and defend any suit or proceeding brought against IGT to the extent it is based on a claim that the making or selling of CZO's product infringes a patent or copyright; provided that CZO is notified promptly in writing and given authority, information and assistance (at CZO's expense) for the defense of the suit or proceeding. CZO shall pay all damages and costs awarded against IGT in such suit or proceeding or settlement, if CZO has been given full control of the defense and of the negotiations for the settlement, if any, of the suit or proceeding (any settlement shall require the consent of IGT which shall not be unreasonably withheld).

6. MISCELLANEOUS. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, USA.

    CARL ZEISS                        IMAGE GUIDED TECHNOLOGIES, INC.


By: /s/                               By: /s/ Robert E. Silligman
   ---------------------------           ------------------------------
                                         President/ COO

                                                                 EXHIBIT 10.20


The brackets ("[ ]") which appear in various places in the following exhibit indicate areas where confidential information has been redacted by the Company. Such redacted information is the subject of a request for confidential treatment and is therefore being filed separately with the Commission.

                                      SCHEDULE A

                                   SOFTWARE LICENSE
                                         FROM
                           IMAGE GUIDED TECHNOLOGIES, INC.
                                          TO
                                      CARL ZEISS


    The software ("Software") included with each localizer system ("IGT System") being sold by Image Guided Technologies, Inc. ("IGT") to Carl Zeiss ("CZO") is licensed to CZO upon the following terms and conditions:

         1. LICENSE. IGT hereby grants to CZO a non-exclusive, personal and non-transferable license to use the Software solely for CZO's own use and solely with the IGT System. CZO may not sell, sublicense, transfer or otherwise make available to others all or any part of the Software, except for the right to grant sublicenses to its customers as specifically provided herein. CZO shall not reverse engineer, reverse compile or reverse assemble the Software in whole or in part.

         2. OWNERSHIP. IGT owns all rights, title and interest in and to the Software, including, without limitation, patents, copyrights, trade secrets, and know-how. Except for the purpose of incorporating the Software into CZO's own product, CZO shall not modify or revise the Software in whole or in part.

         3. COPIES. CZO may make copies of the Software for archival purposes only. All copies of the Software (including permissible modifications and revisions hereunder) and IGT's documentation are the sole property of IGT and shall contain IGT's copyright notices. CZO shall not remove or modify any copyright notices encoded on the Software or displayed on any documentation.

         4. SUBLICENSE TO CUSTOMERS. Before delivery to any of its customers of any product which includes the IGT System (or the software included therein), CZO shall take adequate steps to ensure that the customer only receives a customary sublicense which shall include provisions that provide (i) the Software remains the property of IGT, (ii) the customer only receives a personal, nonexclusive, nontransferable sublicense to use the Software for customer's own use with the IGT System, (iii) the Software may not be copied, modified, reverse engineered or dissembled in whole or in part by customer, (iv) the customer may not sell, sublicense, transfer or otherwise make available the Software to any third party, and (v) the sublicense shall expire when the customer discontinues use of the Software or the IGT System and upon expiration all Software media and materials shall be returned to CZO by customer. Any such sublicense shall survive expiration of the license granted to CZO hereby.

         5. CUSTOMER SERVICE AND SUPPORT; UPGRADES. CZO shall be solely responsible for all installation, use, support and support questions of its customers. IGT shall provide upgrades and enhancements to the Software to CZO at no cost during the warranty period; upgrades and enhancements to the Software after the warranty period shall be provided to

CZO at IGT's standard discounted license fee. The term "Software" as used in this license includes all upgrades and enhancements provided hereunder.

         6. CONFIDENTIALITY. The Software contains trade secrets, know-how and other proprietary information belonging to IGT. CZO shall keep all such information confidential, shall not publish or disclose such information to others, and shall handle, maintain, and protect all such information with at least the same degree of care used by CZO to protect and safeguard its own trade secrets, know-how and proprietary information.

         7. COPYRIGHT. The Software and its related documentation are copyrighted. IGT retains the sole and exclusive right, but not the obligation, to utilize legal and judicial proceedings to protect and enforce its copyright, trade secret and other proprietary rights. CZO shall cooperate with IGT in any proceeding brought by IGT against any third party in connection with the foregoing (including, without limitation, on IGT's request assigning any rights under its sublicense with its customer).

         8. EXPIRATION. The license herein granted shall expire in the event that CZO fails to comply with any term or condition of this license or in the event that CZO permanently discontinues the sale of the IGT System on which the Software is licensed for use, whereupon CZO shall, promptly upon IGT's request, return to IGT all Software and related documentation in its possession (except for one archive copy), provided, however, that this provision shall not affect the continuing validity of any sublicense granted with respect to the Software by CZO to any of its customers pursuant to paragraph 4 above.

         9. CZO COMPLIANCE. This license is subject to all laws, regulations, orders and other restrictions on the export from the United States of computer software which may be imposed from time to time by the government of the United States. CZO shall not export or transfer the Software to any country for which the United States government or any agency thereof requires an export license or other governmental approval without first obtaining (i) the consent of IGT, and (ii) such license or approval.

         10. WARRANTY. IGT warrants the Software as set forth on the warranty enclosed herewith. THIS WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THOSE OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         11. ESCROW. IGT agrees to enter into a customary escrow arrangement for its source code and source code documentation. The escrow agent shall be chosen by IGT and the escrow agent fee split between IGT and CZO.

         12. MISCELLANEOUS. The validity and performance of this license shall be governed by Colorado law, except as to copyright matters which are governed by United States laws and international treaties. This license is deemed entered into in Boulder, Colorado. CZO may not assign this license or any of its rights or obligations hereunder. This license shall inure to the benefit, and be binding upon, IGT and its successors and assigns.

    Should you have any questions concerning this license, please contact in writing: Image Guided Technologies, Inc., Customer Sales and Service, 5710-B Flatiron Parkway, Boulder, CO 80301.

                                   SCHEDULE B

                                 ZEISS WARRANTY
  For purchases made under the terms of the Agreement between Carl Zeiss and Image Guided Technologies, Inc. Dated February 20, 1997

         1. IGT'S PRODUCT WARRANTY. Image Guided Technologies, Inc. ("IGT") warrants that the IGT product will be free from defects in materials, parts and workmanship for a period of two (2) years from date of delivery to Carl Zeiss ("CZO"), and conform to IGT's specifications applicable to such IGT product (at the time of CZO's purchase thereof). IGT DOES NOT WARRANT THE ACCURACY OF ANY SYSTEM UNLESS LIGHT EMMITING DIODES ("LEDS") INSPECTED AND APPROVED BY IGT ARE USED IN ALL COMPONENTS REQUIRING LEDS IN THE SYSTEM. NOTWITHSTANDING THE FOREGOING, IGT MAKES NO WARRANTIES AS TO ACCESSORIES MANUFACTURED BY THIRD PARTIES OR DISPOSABLE OR STERILIZABLE ITEMS, SUCH ITEMS BEING SOLD "AS IS." THIS WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THOSE OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         2. WARRANTY REPAIR; MISUSE. IGT's sole obligation under the foregoing warranty shall be to repair or replace, at IGT's option, at IGT's plant, without charge, defective IGT products returned for inspection within the applicable warranty period, and which have been determined by IGT to be defective. Transportation charges for shipment from IGT's plant after the repair or replacement of the defective IGT product shall be paid for by CZO. IGT shall not be responsible for any modifications or changes to the IGT product (and CZO shall pay IGT for any services necessitated by any such modifications or changes) nor shall IGT be liable for any defects arising out of misuse, neglect, failure of electric power, cause other than ordinary use or other causes beyond IGT's control.

         3. LIMITATION OF IGT LIABILITY. IN NO EVENT SHALL IGT'S LIABILITY INCLUDE ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR CLAIMS FOR LOSS OF BUSINESS OR PROFITS, EVEN IF IGT SHALL HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH POTENTIAL LOSS OR DAMAGE. NOTWITHSTANDING ANY FAILURE OF THE CENTRAL PURPOSE OF ANY LIMITED REMEDY, IGT'S LIABILITY FOR BREACH OF WARRANTY SHALL NOT EXCEED THE PURCHASE PRICE FOR SUCH PRODUCT.

         4. NO WARRANTIES BY IGT TO END USERS. IGT is not making any warranties of the IGT product to end users. CZO may, in its discretion, extend warranties to end users of CZO's product. However, it is understood and agreed that IGT is not a party to, and does not bear any responsibility or liability for, such warranties by CZO to end users.

         5. SERVICE OF WARRANTIES TO END USERS. CZO has the sole responsibility and obligation to provide service and support on CZO's product to end users under warranties or otherwise.

                                      SCHEDULE C

                        ATTACHMENT TO SALES AGREEMENT BETWEEN
                       CARL ZEISS AND IMAGE GUIDED TECHNOLOGIES

                                   FEBRUARY 20 1997




DISCOUNT SCHEDULE BASED ON PURCHASE OF [ ] SYSTEMS PER TWELVE MONTH PERIOD:

        # OF UNITS              DISCOUNT           DISCOUNT PRICE PER UNIT
        ----------              --------           -----------------------

            [ ]                   [ ]                        [ ]


DISCOUNT SCHEDULE ONLY FOR PURPOSES OF RECALCULATING PRICE FOR PURCHASE OF LESS THAN [ ] UNITS OVER THE LIFETIME OF THIS AGREEMENT:

        # OF UNITS              DISCOUNT           DISCOUNT PRICE PER UNIT
        ----------              --------           -----------------------

            [ ]                   [ ]                        [ ]
            [ ]                   [ ]                        [ ]
            [ ]                   [ ]                        [ ]
            [ ]                   [ ]                        [ ]
            [ ]                   [ ]                        [ ]

                                  SCHEDULE D

                       IMAGE GUIDED TECHNOLOGIES, INC.
                        COMPONENT AND ACCESSORY ITEMS
                                FOR CARL ZEISS
                          EFFECTIVE JANUARY 1, 1997

------------------------------------------------------------------------------------
             ITEM                                        PART           LIST
          DESCRIPTION                                   NUMBER     PRICE ($  U.S.)
------------------------------------------------------------------------------------
FLASHPOINT-Registered Trademark- 5000M SYSTEM (230V)    500021           [ ]
------------------------------------------------------------------------------------
CONTROL UNIT, 5000Z (230V)                              121306           [ ]
------------------------------------------------------------------------------------
DYNAMIC REFERENCE FRAME, 120MM                          115106           [ ]
------------------------------------------------------------------------------------
SENSOR ASSEMBLY, 500MM                                  130556           [ ]
------------------------------------------------------------------------------------
FOOTSWITCH                                              110238           [ ]
------------------------------------------------------------------------------------
INSTRUMENT BREAKOUT BOX, 4 CONN/8 PIN LEMO              116649           [ ]
------------------------------------------------------------------------------------
LED 10 PACK, ISOLATED, AUTOCLAVABLE, 5T, 2 LEAD         123930           [ ]
------------------------------------------------------------------------------------
LED WIRING KIT                                          127433           [ ]
------------------------------------------------------------------------------------
LED SOCKETS, TETRA-ETCHED (10 PACK)                     116155           [ ]
------------------------------------------------------------------------------------
135MM PROBE, 2E                                         125714           [ ]
------------------------------------------------------------------------------------
SENSOR ASSEMBLY, 1 METER                                125095           [ ]
------------------------------------------------------------------------------------
DRF UNIVERSAL MOUNTING KIT                              115189           [ ]
------------------------------------------------------------------------------------
CABLE, 4 METER, LEMO/LEMO                               110439           [ ]
------------------------------------------------------------------------------------